UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 15, 2024

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2024, Veritex Holdings, Inc. (the "Company") held the 2024 annual meeting of shareholders, at which a quorum was present, to consider and act upon the following matters:

Proposal 1 - The election of thirteen nominees to serve as directors until the 2025 annual meeting of shareholders, and until each of their successors is duly elected and qualified or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. Malcolm Holland, III	42,890,506	1,061,899	4,127,887
Arcilia Acosta	41,893,046	2,059,359	4,127,887
Pat S. Bolin	41,696,558	2,255,847	4,127,887
April Box	41,896,184	2,056,221	4,127,887
Blake Bozman	42,034,554	1,917,851	4,127,887
William D. Ellis	43,721,443	230,962	4,127,887
William E. Fallon	42,505,156	1,447,249	4,127,887
Mark C. Griege	40,305,119	3,647,286	4,127,887
Gordon Huddleston	43,744,523	207,882	4,127,887
Steven D. Lerner	43,670,971	281,434	4,127,887
Manuel J. Mehos	43,744,653	207,752	4,127,887
Gregory B. Morrison	38,026,940	5,925,465	4,127,887
John T. Sughrue	41,530,335	2,422,070	4,127,887

Proposal 2 - A non-binding advisory vote on the compensation of the Company's named executive officers for the year ended December 31, 2023. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,366,276	8,398,462	187,667	4,127,887

Proposal 3 - Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
47,601,246	476,620	2,426	—

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	May 15, 2024